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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) June 10, 2004
                                                 ----------------------


                                  SYNTEL, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Michigan
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                 (State or Other Jurisdiction of Incorporation)


            0-22903                                  38-2312018
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   (Commission File Number)               (IRS Employer Identification No.)


 525 E. Big Beaver Road, Suite 300, Troy, Michigan                    48083
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     (Address of Principal Executive Offices)                      (Zip Code)


                                 (248) 619-2800
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)







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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

In 2004, the Audit Committee of Syntel, Inc. (the "Company") solicited competitive proposals from several independent accounting firms to provide independent accounting services to the Company for fiscal years 2004 and 2005. On June 10, 2004, the Audit Committee of the Company was informed by the Company's current independent accounting firm, Ernst & Young LLP ("E&Y") that E&Y would not submit a competitive proposal (declined to stand for re-election) for the 2004 and 2005 fiscal years. The Company's Audit Committee is currently evaluating proposals received from other independent accounting firms for the 2004 and 2005 fiscal years. E&Y will continue as the independent accounting firm for the Company through the filing of the Form 10-Q for the period ending June 30, 2004.

The reports of E&Y on the Company's financial statements for the 2002 and 2003 fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. There were no disagreements between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the 2002 or 2003 fiscal years and the period through June 16, 2004, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on financial statements. During the 2002 and 2003 fiscal years and the period through June 10, 2004, there were no "reportable events" within the meaning of Item 304(a)(1)(v) of the Securities and Exchange Commission's Regulation S-K.

The Company provided E&Y with a copy of the foregoing disclosures and a letter from E&Y confirming its agreement with these disclosures is attached to this report as Exhibit 16.

Item 7. Exhibits.

Exhibit 16 Letter from Ernst & Young LLP to the Securities and Exchange Commission re Change in Certifying Accountant


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                 Syntel, Inc.
                                   -------------------------------------------
                                                (Registrant)




Date   June 17, 2004          By            /s/ Keshav Murugesh
       ---------------             -------------------------------------------
                                   Keshav Murugesh, Chief Financial Officer
                                   (Principal financial and accounting officer)




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                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION

Exhibit 16 Letter from Ernst & Young LLP to the Securities and Exchange Commission re Change in Certifying Accountant